UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 11, 2008 (June 26, 2008)
CARE INVESTMENT TRUST INC.
(Exact name of registrant as specified in its charter)
Maryland
(State or other jurisdiction of incorporation)

001-33549	38-3754322
(Commission File Number)	(I.R.S. Employer Identification No.)

505 Fifth Avenue, 6th Floor, New York, New York	10017
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (212) 771-0505
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: COMBINED AUDITED AND UNAUDITED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
EX-99.2: PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
EX-99.3: BKD LLP CONSENT

Explanatory Note
     This Current Report on Form 8-K/A (this “Amendment”) is being filed to include disclosures that supplement those disclosures made by Care Investment Trust Inc. (the “Company” or “Care”), a Maryland corporation, in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 2, 2008 (the “Form 8-K”) to report the completion of Care’s acquisition of twelve senior living facilities (the “Bickford Properties”) from affiliates of Eby Realty Group LLC and its affiliate, Bickford Senior Living Group LLC, as discussed in more detail below.
     The pro forma financial information described in Item 9.01 below should be read in conjunction with the Form 8-K, the respective historical financial statements and notes thereto of Care Investment Trust Inc. as of June 30, 2008 and for the three and six-month periods then ended, as reflected in Care’s Form 10-Q for the quarter ended June 30, 2008 and as of December 31, 2007 and for the period from June 22, 2007 (Commencement of Operations) to December 31, 2007, as reflected in Care’s Form 10-K for the year ended December 31, 2007, as well as the combined audited statements of revenues and certain operating expenses of Bickford Master I, LLC (“Master Leasee”) for the Bickford Properties, for the year ended December 31, 2007 and the combined unaudited statement of revenues and certain operating expenses of the Bickford Properties for the six-month period ended June 30, 2008 prepared in accordance with Rule 3-14 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the “Rule 3-14 Financial Statements”) which are included in this filing.

Item 9.01	Financial Statements and Exhibits
     As previously announced on July 2, 2008, on June 26, 2008, Care YBE Subsidiary LLC, a Delaware limited liability company (“YBE”), which is a wholly-owned subsidiary of Care, completed the acquisition of twelve senior living facilities (the “Bickford Properties”) from affiliates of Eby Realty Group, LLC, a Kansas limited liability company (“Eby”), and its management affiliate, Bickford Senior Living Group, LLC, a Kansas limited liability company (“Bickford”). The total purchase price for the Bickford Properties was $100,800,000 (the “Purchase Price”). The Bickford Properties are located in Indiana, Iowa, Illinois and Nebraska. Care reported this transaction on a Form 8-K dated May 20, 2008 and filed the Purchase and Sale Agreement as an exhibit to that Form 8-K. In connection with the transaction, the Company closed on a first mortgage note with Red Mortgage Capital, Inc. totaling $74.6 million. The remainder of the acquisition was funded with cash on hand as of the acquisition date. In addition to the Rule 3-14 Financial Statements referred to above, this Amendment provides the Company’s unaudited pro forma condensed consolidated statement of operations for the period from June 22, 2007 (Commencement of Operations) to December 31, 2007, and the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2008, giving effect to the acquisition of the Bickford Properties and the Red Mortgage Capital first mortgage note on the Company’s results of operations for the periods referred to above.
As the acquisition closed on June 26, 2008, the assets and liabilities associated with the acquisition of the Bickford Properties are reflected in Care’s unaudited balance sheet as of June 30, 2008 which is included in Care’s Form 10-Q for the quarter ended June 30, 2008. In Care’s unaudited balance sheet as of June 30, 2008, the acquisition is reflected in the balance sheet accounts for “Real Estate: Land,” “Real Estate: Buildings and Improvements less accumulated depreciation and amortization,” Total Real Estate, net,” “Identified intangible asset – leases in- place,” and “Mortgage note payable.”

     The following exhibits are filed as part of this Report.

Exhibit
No.	Description of Document
99.1	Combined Audited Statement of Revenues and Certain Operating Expenses of Bickford Master I, LLC for the Bickford Properties for the Year Ended December 31, 2007, and Combined Unaudited Statement of Revenues and Certain Operating Expenses of Bickford Master I, LLC for the Bickford Properties for the Six Months Ended June 30, 2008.

99.2	Care Investment Trust Inc.’s Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Six Months Ended June 30, 2008 and the Pro Forma Condensed Statement of Operations (Unaudited) for the Period from June 22, 2007 (Commencement of Operations) to December 31, 2007.

99.3	BKD LLP Consent

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2008	CARE INVESTMENT TRUST INC.
	By:	/s/ Frank Plenskofski
		Name:	Frank Plenskofski
		Title:	Chief Financial Officer and Treasurer

          EXHIBIT INDEX

Exhibit
No.	Description of Document
99.1	Combined Audited Statement of Revenues and Certain Operating Expenses of Bickford Master I, LLC for the Bickford Properties for the Year Ended December 31, 2007, and Combined Unaudited Statement of Revenues and Certain Operating Expenses of Bickford Master I, LLC for the Bickford Properties for the Six Months Ended June 30, 2008.

99.2	Care Investment Trust Inc.’s Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Six Months Ended June 30, 2008 and the Pro Forma Condensed Statement of Operations (Unaudited) for the Period from June 22, 2007 (Commencement of Operations) to December 31, 2007.

99.3	BKD LLP Consent

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